Oil and Gas Properties	10 Months Ended
Oct. 31, 2013
Oil and Gas Properties [Abstract]
Oil and Gas Properties
Note 3 – Oil and Gas Properties

Oil and natural gas properties as of October 31, 2013 and December 31, 2012 consisted of the following:

	October 31, 2013	December 31, 2012

Unevaluated properties	910,543	361,747
Net oil and gas properties	$910,543	$361,747

Unevaluated Properties

Namibia, Africa.

In 2011, we acquired a 90% (100% cost responsibility) working interest in a concession in Namibia, Africa. This property is a 5.3 million-acre concession in northern Namibia in Africa. During September 2012, we farmed out a 39% (43.33% cost responsibility) working interest) in the concession to Hydrocarb Energy Corporation. We are currently the operator and have retained a 51% (56.67% cost responsibility) working interest in the concession.

Through October 31, 2013, we have incurred total costs of $910,543. The concession specifies the following minimum cost responsibilities on an 8/8ths basis:

1)	Initial Exploration Period (expires September 2015): Perform a hydrocarbon potential study, gather and review existing technical data including reprocessing of seismic lines, and acquire and process 750 kilometers of new 2D seismic data. The minimum expenditure is $4,505,000.
2)	First renewal exploration period (two years from end of the initial exploration period): Acquire 200 square kilometers of 3D seismic data, interpret and map the data, design a drilling program, drill one well, conduct an environmental study, and relinquish 25% of the Exploration license area. The minimum expenditure is $17,350,000.
3)	Second Renewal (Production License) Exploration Period (25 years): report on reserves and production, conduct and environmental study. The minimum expenditure is $300,000.